497(e)

033-75292

The Variable Annuity Life Insurance Company

Separate Account A

Portfolio Director

Portfolio Director 2

Portfolio Director Plus

Fixed and Variable Annuity

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2005

June 24, 2005

Please note the following changes:

Effective June 20, 2005, the VALIC Company I International Growth I Fund has added two additional sub-advisors, AIM Capital Management, Inc. and Massachusetts Financial Services Company. Please see your VALIC Company I prospectus for more information on this fund.

On page 27 of the prospectus, please add the following after Other Tax Charges:

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.
  The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.
  Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.
  The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.
  The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.
  The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce or waive the Separate Account charges:

  The frequency of Purchase Payments for your retirement program.
  The size of your retirement program.
  The amount of your retirement program's periodic Purchase Payment.
  The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.